UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2010 (January 27, 2010)
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (732) 938-1480
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The Nominating/Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of New Jersey Resources Corporation (the “Company”), with the assistance of an independent outside compensation consultant, recently completed a review of compensation for non-employee directors. The Committee recommended to the Board that the Company adopt an increase to the annual retainer under the non-employee director compensation program, and the Board approved such change at its meeting on January 27, 2010. A summary of the Company’s non-employee director compensation, as amended, is attached hereto as Exhibit 10.16 and incorporated by reference herein. Pursuant to the change approved by the Board, effective as of January 1, 2010, the Company will increase the annual retainer fee to the chairperson of the Board’s Leadership Development and Compensation Committee from $5,000 to $10,000.
Item 5.01 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective at the Company’s 2010 Annual Meeting of Shareholders (the “Annual Meeting”) held on January 27, 2010, Mr. William H. Turner has retired from the Board. Mr. Turner, who had been a member of the Board since 2000, and was lead director of the Board of Directors of NJR Energy Services Company and NJR Energy Investments Corporation, will reach the mandatory retirement age for directors set forth in the Company’s Corporate Governance Guidelines later this year.
Item 8.01. Other Events.
On January 27, 2010, the Company issued a press release announcing, among other things, that the Company’s Board of Directors authorized the Company to repurchase an additional 2,000,000 shares of the Company’s common stock. The Company may conduct its purchases under the repurchase program in the open market, in privately negotiated transactions, and through purchases made in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934. The repurchase program does not require the Company to acquire any specific number of shares and may be terminated at any time. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 10.16	Summary of New Jersey Resources Corporation Non-Employee Director Compensation

Exhibit 99.1	Press Release Date January 27, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 29, 2010

NEW JERSEY RESOURCES CORPORATION
By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.16	Summary of New Jersey Resources Corporation Non-Employee Director Compensation

99.1	Press Release Dated January 27, 2010.